JNL VARIABLE FUND V LLC
                         FIRST TRUST/JNL THE DOW(SM) TARGET 10 FUND (V)
[FIRST TRUST(R) LOGO]    First Trust Advisors L.P.
                         Team Management


OBJECTIVE:

The investment objective of the First Trust/JNL The Dow Target 10 Fund is a high total return through a combination of capital appreciation and dividend income.

MONEY MANAGER COMMENTARY:

We have now experienced three consecutive down years in each of the three major stock indices -- something we have not seen in the Dow and S&P 500 since 1939-1941. If you do not include dividends, the 16.8% decline in the Dow in 2002 is the worst drop since it lost 17.3% in 1977, according to MarketHistory.com. Lower stock valuations notwithstanding, the Dow Target 10 Strategy has outperformed the DJIA in each of the past three calendar years.

Business investment, the weakest link in the sluggish U.S. economy, will make a comeback once uncertainty about Iraq and the lingering impact of the stock market drop ease, according to Federal Reserve Chairman Alan Greenspan. Once the U.S. moves past the gloom about Iraq and stocks, "short-term risks will fall and the large rates of return will then become very attractive," Greenspan told members of the Council on Foreign Relations in November. Business investment accounts for one-tenth of U.S. economic activity. It fell in 2001 for the first time in a decade and continued to drop in the first half of 2002. A recent survey conducted by Robert Half Management asked 1,400 CFO's to disclose when they expect to see signs of economic improvement and 51% believed it would occur by the end of the second quarter of 2003.

Looking ahead to next year, investors' in the Dow Target 10 Strategy could be a beneficiary of President Bush's 2003 fiscal stimulus proposal, which is expected to call for the elimination of the taxes levied on stock dividends paid by corporations. Currently, companies pay dividends with after-tax profits and investors, in turn, pay tax on the income they receive from companies. So dividends are taxed twice. If approved by Congress, investors who own stocks that pay dividends, particularly high-yielding stocks like those in the Dow Target 10 Strategy, will get to keep more of what they earn. We believe that such a change in the tax code could draw investor capital to dividend paying stocks, thus increasing the potential for capital appreciation.

The First Trust/JNL The Dow Target 10 Fund outperformed the DJIA in 2002. Eastman Kodak and Du Pont (E.I.) appreciated 25.5% and 3.0%, respectively. The stocks that declined the most were the following: JPMorgan Chase (-30.7%), SBC Communications (-28.3%), General Motors (-20.8%) and International Paper (-11.1%).

Value investing outpaced growth investing in 2002, as measured by Standard & Poors. The S&P 500 Barra Value Index was down 20.7% while the S&P 500 Barra Growth Index was down 23.5%.

                     FIRST TRUST/JNL THE DOW TARGET 10 FUND

                             [GRAPH]

                First Trust/JNL The Dow            Dow Jones
      Date         Target 10 Fund              Industrial Average
-----------------------------------------------------------------

01/03/2000              10,000                     10,000
01/31/2000               9,780                      9,638
02/29/2000               8,960                      8,939
03/31/2000               9,600                      9,652
04/30/2000               9,680                      9,491
05/31/2000               9,610                      9,324
06/30/2000               8,820                      9,268
07/31/2000               9,080                      9,340
08/31/2000               9,960                      9,978
09/30/2000               9,300                      9,488
10/31/2000               9,880                      9,779
11/30/2000               9,480                      9,305
12/31/2000              10,660                      9,646
01/31/2001              10,460                      9,744
02/28/2001              10,490                      9,415
03/31/2001              10,010                      8,870
04/30/2001              10,680                      9,647
05/31/2001              11,080                      9,830
06/30/2001              10,960                      9,467
07/31/2001              11,020                      9,496
08/31/2001              10,610                      9,003
09/30/2001               9,780                      8,012
10/31/2001               9,470                      8,228
11/30/2001              10,170                      8,957
12/31/2001              10,320                      9,186
01/31/2002              10,360                      9,038
02/28/2002              10,770                      9,229
03/31/2002              11,120                      9,509
04/30/2002              10,810                      9,100
05/31/2002              11,110                      9,106
06/30/2002              10,150                      8,490
07/31/2002               9,410                      8,035
08/31/2002               9,380                      7,987
09/30/2002               7,970                      7,009
10/31/2002               8,770                      7,769
11/30/2002               9,710                      8,254
12/31/2002               9,290                      7,751


          AVERAGE ANNUAL
          TOTAL RETURN
          -----------------------------------------

          1 year                             -9.98%
          Since inception                    -2.43%
          (Inception date January 3, 2000).

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL VARIABLE FUND V LLC
SCHEDULE OF INVESTMENTS (IN THOUSANDS)
DECEMBER 31, 2002

                                                                Shares     Value
                                                                ------     -----
First Trust/JNL The Dow Target 10 Fund (V)

Common Stocks - 99.9%
---------------------
Auto Manufacturers - 8.7%
   General Motors Corp.                                           12     $   440

Chemicals - 11.4%
   E.I. Du Pont de Nemours and Co.                                14         581

Diversified Financial Services - 7.6%
   JP Morgan Chase & Co.                                          16         383

Forest Products & Paper - 9.9%
   International Paper Co.                                        14         502

Machinery - 9.9%
   Caterpillar Inc.                                               11         502

Manufacturing - 13.2%
   Eastman Kodak Co.                                              19         671

Oil & Gas Producers - 10.1%
   Exxon Mobil Corp.                                              15         513

Pharmaceuticals - 11.0%
   Merck & Co. Inc.                                               10         555

Telecommunications - 7.9%
   SBC Communications Inc.                                        15         401

Tobacco - 10.2%
   Philip Morris Cos. Inc.                                        13         514
                                                                          ------

   Total Common Stocks (cost $5,939)                                       5,062
                                                                          ------

Short Term Investments - 0.1%
Money Market Funds - 0.1%
   Dreyfus Cash Management Plus, 1.36% (a)                         3           3
                                                                          ------

   Total Short Term Investments (cost $3)                                      3
                                                                          ------

Total Investments - 100% (cost $5,943)                                     5,065
                                                                          ======


NOTES TO THE SCHEDULES OF INVESTMENTS:
--------------------------------------------------------------------------------
(a) Dividend yield changes daily to reflect current market conditions. Rate is the quoted yield as of December 31, 2002

--------------------------------------------------------------------------------
                             JNL Variable Fund V LLC
                        Notes to the Financial Statements
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

JNL Variable Fund V LLC (the "JNL Variable Fund") is a limited liability company organized under the laws of Delaware, by an Operating Agreement dated February 11, 1999, as amended December 13, 2001. The JNL Variable Fund is registered with the Securities and Exchange Commission as a non-diversified fund under the Investment Company Act of 1940. The JNL Variable Fund consists of the First Trust/JNL The Dow Target 10 Fund (the "Fund"), which is subadvised by First Trust Advisors L.P. ("First Trust"). The shares of the JNL Variable Fund are sold to a life insurance company separate account to fund the benefits of variable annuity policies.

Jackson National Asset Management, LLC ("JNAM"), a wholly-owned subsidiary of Jackson National Life Insurance Company ("Jackson National"), serves as the investment adviser ("Adviser") for this Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION -- Stocks are valued at the last quoted sale price on the New York Stock Exchange or final bid price in absence of a sale.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income, including level-yield amortization of discounts and premiums, is accrued daily. Realized gains and losses are determined on the specific identification basis.

SECURITIES LOANED -- The JNL Variable Fund has entered into a securities lending arrangement with the custodian. Under the terms of the agreement, the Fund receives a fee equal to a percentage of the net income from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Fund and is requested to maintain collateral at least equal in value to the value of the securities loaned. Cash collateral is invested by the custodian in a pooled money market instrument approved by the Adviser. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

DISTRIBUTIONS TO SHAREHOLDERS -- No distributions of net investment income or realized capital gains are required.

FEDERAL INCOME TAXES -- The JNL Variable Fund is a limited liability company with all of its interests owned by a single interest, Jackson National Separate Account V. Accordingly, the JNL Variable Fund is not considered a separate entity for income tax purposes, and therefore is taxed as part of the operations of Jackson National and is not taxed separately. Under current tax law, interest and dividend income and capital gains of the JNL Variable Fund are not currently taxable when left to accumulate within a variable annuity contract.

NOTE 3. INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES

The Fund has an investment advisory agreement with JNAM whereby JNAM provides investment management and transfer agency services. The Fund paid JNAM an annual investment advisory fee, computed daily and payable monthly, based on a specified percentage of the average daily net assets of the Fund as follows:

Assets                          Fees
------                          ----
$0 to $500 million              .75%
$500 million to $1 billion      .70%
Over $1 billion                 .65%

Effective May 17, 2002, the investment advisory fees paid by the Fund is 0.65% of the average daily net assets.

A portion of the investment advisory fee is paid to First Trust as compensation for their services.

ADMINISTRATIVE FEE -- In addition to the investment advisory fee, the Fund paid to JNAM an annual Administrative Fee of 0.10% of the average daily net assets. Effective May 17, 2002, the Administrative Fee for the Fund is 0.15% of the average daily net assets of the Fund. In return for the fee, JNAM provides or procures all necessary administrative functions and services for the operations of the Fund. In accordance with the Administration Agreement, JNAM is responsible for payment of expenses related to legal, audit, fund accounting, custody, printing and mailing and all other services necessary for the operation of the JNL Variable Fund and each separate Fund. Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, other non-operating expenses, and the fees and expenses of the disinterested Managers and of independent legal counsel to the disinterested Managers.

--------------------------------------------------------------------------------
                        Report of Independent Accountants
--------------------------------------------------------------------------------

To the Shareholder and the Board of Managers of JNL Variable Fund V LLC

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of the JNL Variable Fund V LLC (the "Fund") at December 31, 2001 and the related statements of operations, changes in net assets, and the financial highlights for the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits. The statement of changes in net assets for the period ended December 31, 2000 and the financial highlights presented for each of the periods prior to 2001 were audited by other auditors, whose report dated January 19, 2001, expressed an unqualified opinion.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the JNL Variable Fund V LLC at December 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the period then ended in conformity with accounting principles generally accepted in the United States of America.


/s/ KPMG LLP

Minneapolis, Minnesota
February 14, 2002



                     MANAGERS OF THE JNL VARIABLE FUND V LLC
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Number of
                            Current                                              Portfolios in the         Other
 Manager (age) &            Position                                               Fund Complex        Directorships
    Address                   with         Length of    Principal Occupation      Overseen by the       held by the
                            the Fund      Time Served   for the past 5 years          Manager             Manager
-----------------------------------------------------------------------------------------------------------------------
INTERESTED MANAGERS
-----------------------------------------------------------------------------------------------------------------------
Andrew B. Hopping* (44)     Manager and     10/98 to    Executive Vice                  77           None
1 Corporate Way             Chairman of     present     President, Chief
Lansing, MI 48951           the Board                   Financial Officer and
                            of Managers                 Treasurer of Jackson
                                                        National Life
                                                        Insurance Company;
                                                        Trustee or Manager,
                                                        and Chairman, of each
                                                        other investment
                                                        company in the Fund
                                                        Complex.
-----------------------------------------------------------------------------------------------------------------------
Robert A. Fritts* (54)      Manager,        2/99 to     Vice President and              77           None
1 Corporate Way             President       present     Controller of Jackson
Lansing, MI 48951           and Chief                   National Life
                            Executive                   Insurance Company;
                            Officer                     Trustee or Manager,
                                                        and (since 12/02)
                                                        President and Chief
                                                        Executive Officer, of
                                                        each other investment
                                                        company in the Fund
                                                        Complex.
-----------------------------------------------------------------------------------------------------------------------
DISINTERESTED MANAGERS
-----------------------------------------------------------------------------------------------------------------------
Peter McPherson (62)        Manager         2/02 to     President, Michigan             20           Director of Dow
1 Corporate Way                             present     State University                             Jones & Company
Lansing, MI 48951
-----------------------------------------------------------------------------------------------------------------------
Michael Bouchard (45)       Manager          4/00 to    Sheriff, Oakland                20           None
1 Corporate Way                              present    County, Michigan,
Lansing, MI 48951                                       Senator - State of
                                                        Michigan (1991-1999)
-----------------------------------------------------------------------------------------------------------------------
Michelle Engler (44)        Manager          4/00 to    First Lady of the               20           Director of
1 Corporate Way                              present    State of Michigan                            Federal Home Loan
Lansing, MI 48951                                       (1991-2002)                                  Mortgage
                                                                                                     Corporation
-----------------------------------------------------------------------------------------------------------------------

* Messrs. Hopping and Fritts are "interested persons" of the Fund due to their positions with Jackson National Life Insurance Company, which is the parent company of the Advisor and Distributor.

The Statement of Additional Information includes additional information about Fund Managers and may be obtained at no charge by calling (800) 766-4683.

                      MANAGERS OF THE JNL VARIABLE FUND V LLC

Managers and officers that are interested persons of the Fund or the Adviser do not receive any compensation from the Fund for their services as Managers or officers. The following persons, who are disinterested Managers of the Fund, received from the Fund the compensation amounts indicated for the services as such.

                                                             PENSION OR
                                         AGGREGATE           RETIREMENT         ESTIMATED      TOTAL COMPENSATION
                                     COMPENSATION FROM    BENEFITS ACCRUED       ANNUAL             FROM THE
                                      THE JNL VARIABLE    AS PART OF FUND     BENEFITS UPON       JNL VARIABLE
         MANAGER                           FUND V              EXPENSES         RETIREMENT           FUND V
         -------                           -----              --------          ----------           -----

Michael Bouchard                          $25,000                0                  0               $25,000
Michelle Engler                           $25,000                0                  0               $25,000
Peter McPherson                           $15,000                0                  0               $15,000
